UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
December 11, 2007

INTEGRATED ELECTRICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13783	76-0542208

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1800 West Loop South, Suite 500
Houston, Texas	77027

(Address of principal	(Zip Code)
executive offices)

Registrant's telephone number, including area code: (713) 860-1500

NOT APPLICABLE

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On December 11, 2007, Integrated Electrical Services, Inc. (the “Company”) entered into the Second Amendment, dated as of December 11, 2007 (the “Loan Amendment”), to the Loan and Security Agreement, dated as of May 12, 2006 (the “Loan Agreement”), with Bank of America, N.A., as collateral and administrative agent, and the lenders party thereto. The Loan Amendment amended the Loan Agreement to, among other things, (i) permit the Company to enter into the Note Purchase Agreement, dated as of December 12, 2007 (the “Note Purchase Agreement”), by and among Tontine Capital Partners, L.P. (the “Lender”), the Company and the other borrowers parties thereto (the “Borrowers”), (ii) permit the Company to prepay in full the $45.6 million of indebtedness owed under the Term Loan Agreement, dated as of May 12, 2006 (the “Term Loan Agreement”), by and among the Company, Eton Park Fund, L.P., and an affiliate, Flagg Street Partners LP and affiliates (the “Term Loan Lenders”), and Wilmington Trust Company as administrative agent and (iii) change certain of the negative covenants and financial condition covenants.

The foregoing description of the Loan Amendment is qualified in its entirety by reference to the Loan Amendment, which is incorporated herein by reference and attached hereto as Exhibit 10.1.

Pursuant to the Note Purchase Agreement, the Company agreed to sell to the Lender $25 million aggregate principal amount of its 11% Senior Subordinated Notes due 2013 (the “Note”). The Note Purchase Agreement contains customary representations and warranties of the parties and indemnification provisions whereby the Borrowers have agreed to indemnify the Lender against certain liabilities.

The closing of the sale of the Note occurred on December 12, 2007. The Note was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and was sold to the Lender on a private placement basis in reliance on the exemption from registration provided by Section 4(2) of the Securities Act.

The Company issued the Note, which bears interest at 11% per annum on the principal amount from December 12, 2007, payable quarterly in arrears in cash or in kind on March 31, June 30, September 30 and December 31 of each year, beginning on December 31, 2007. The Note will mature on May 15, 2013. The Note is an unsecured subordinated obligation of the Company and ranks junior to all senior obligations of the Company, including its obligations under the Loan Agreement.

The description of the provisions of the Note Purchase Agreement set forth above is qualified in its entirety by reference to the full and complete terms set forth in the Note Purchase Agreement, which is incorporated herein by reference and attached hereto as Exhibit 4.1.

Item 1.02. Termination of a Material Definitive Agreement.

On December 11, 2007, the Board of Directors of the Company terminated, effective December 11, 2007, the Company’s Amended and Restated Employee Stock Purchase Plan, dated January 1, 2004 (the “Plan ”). The Plan had been suspended by the Board of Directors of the Company prior to the beginning of the plan year, therefore there were no funds in the Plan as of the date of termination. Generally, employees of the Company or its subsidiaries who had completed at least 60 days of full-time service with the Company and who owned less than 5% of the outstanding voting stock of the Company were eligible to participate in the Plan to purchase shares of the Company’s common stock. Eligible employees were able to enroll in the Plan on January 1 and/or July 1 (the “Enrollment Dates”) of each year and make after-tax contributions to the Plan up to a maximum of $25,000 per year. On each June 30 and December 31, shares of the Company’s common stock were purchased at a price equal to 85% of the last reported sales price of the common stock on NASDAQ on the Enrollment Date or the date of purchase, whichever was lower.

In addition, on December 12, 2007, in connection with the prepayment in full by the Company of the $45.6 million of indebtedness owed under the Term Loan Agreement, the Term Loan Agreement was terminated. The Term Loan Agreement accrued interest at 10.75% per annum and was payable in cash, in arrears, quarterly, provided that the Company had the option, in its sole discretion, to direct that interest be paid by capitalizing the interest as additional principal under the Term Loan Agreement. Subject to the Term Loan Lenders’ right to demand repayment in full on or after the fourth anniversary of the closing date, the obligations under the Term Loan Agreement were to mature on the seventh anniversary of the closing date.

Item 2.03. Creation of a Direct Financial Obligation.

See “Item 1.01 Entry Into a Material Definitive Agreement” above for information regarding the Note Purchase Agreement, which is incorporated herein by reference.

Item 8.01. Other Events.

     On December 11, 2007, the Board of Directors of the Company authorized a stock repurchase plan to repurchase up to 1,000,000 shares of the Company’s outstanding common stock. The repurchases will be made at management’s discretion from time to time in the open market or in privately negotiated transactions in compliance with applicable securities laws and other legal requirements and are subject to market conditions, share price and other factors. A press release relating to the repurchase plan is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

     (d)      Exhibits.

Exhibit Number	Description
Exhibit 4.1	Note Purchase Agreement, dated as of December 12, 2007, by and among Tontine Capital Partners, L.P., Integrated Electrical Services, Inc. and the other borrowers parties thereto.
Exhibit 10.1

Second Amendment, dated as of December 11, 2007, to the Loan and Security Agreement, dated May 12, 2006, by and among Integrated Electrical Services, Inc. and its subsidiaries, Bank of America, N.A. and the lenders party thereto.

Exhibit 99.1	Press Release dated December 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTEGRATED ELECTRICAL SERVICES, INC.

Date: December 17, 2007                      /s/ Curt L. Warnock

                                    Curt L. Warnock

                                    Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 4.1	Note Purchase Agreement, dated as of December 12, 2007, by and among Tontine Capital Partners, L.P., Integrated Electrical Services, Inc. and the other borrowers parties thereto.
Exhibit 10.1

Second Amendment, dated as of December 11, 2007, to the Loan and Security Agreement, dated May 12, 2006, by and among Integrated Electrical Services, Inc. and its subsidiaries, Bank of America, N.A. and the lenders party thereto.

Exhibit 99.1	Press Release dated December 12, 2007.